United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

——————————————————————————

FORM 8-K

——————————————————————————

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

September 28, 2026
Date of Report (date of earliest event reported)

——————————————————————————

Burke & Herbert Financial Services Corp.

(Exact name of registrant as specified in its charter)

 ——————————————————————————

Virginia	001-41633	92-0289417
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 S. Fairfax Street
Alexandria, VA 22314

(Address of principal executive offices and zip code)

(703) 666-3555

(Registrant’s telephone number, including area code)

 ——————————————————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

On September 28, 2026, Burke & Herbert Financial Services Corp. (the “Company”) filed a preliminary prospectus supplement to the prospectus, dated September 28, 2026, contained in its registration statement on Form S-3 (File No. 333-283261) declared effective by the Securities and Exchange Commission on December 11, 2024, pursuant to which the Company is proposing to offer and sell a newly issued series of Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”).

In connection with the proposed offering and sale of the Notes, the Company made available an investor presentation (the “Investor Presentation”) to be used by members of management in meetings with potential purchasers of the Notes. A copy of the Investor Presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Burke & Herbert Financial Services Corp. investor presentation
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burke & Herbert Financial Services Corp.

Date: September 28, 2026	By:	/s/ Kirtan Parikh
	Name:	Kirtan Parikh
	Title:	Executive Vice President, CFO

2